                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended June 30, 2004
                     for Distribution Date of July 20, 2004
                                    Class A-1


Original Principal Balance                                                                222,000,000.00



                                                                                                                 PER $1000
                                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                             TOTALS            BALANCE
                                                                                                ------            ---------
              Principal Amount of Notes as of Prior Distribution Date                      53,304,529.52         240.110493

              Principal Amount of Notes as of Current Distribution Date                             0.00           0.000000

                                         Pool Factor                                            0.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount             53,304,529.52                              240.110493
              Plus: Prior Principal Carryover                                  0.00                                0.000000
                                                                  -----------------
              Total Principal Distributable Amount                    53,304,529.52                              240.110493

              Principal Distribution Amount                           53,304,529.52                              240.110493
                                                                  -----------------

              Current Principal Carryover                                                           0.00           0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                  46,374.94                                0.208896
              Plus: Prior Interest Carryover                                   0.00                                0.000000
                                                                  -----------------
              Total Interest Distributable Amount                         46,374.94                                0.208896

              Interest Distribution Amount                                46,374.94                                0.208896
                                                                  -----------------

              Current Interest Carryover                                                            0.00           0.000000


                                                                                                                 PER $1000
                                                                                                                 AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                        ORIG PRIN BAL
                                                                                                               -------------
              Aggregate Principal Balance                          1,300,432,901.01

              Overcollateralization Amount                            50,154,058.19

              Servicing Fee                                            1,407,057.00                                0.938038

              Spread Account                                          13,004,329.01
              Net Change in Spread Account                              (503,414.44)

              Net Collections                                         61,678,587.36

              Aggregate Principal Balance of Delinquent Contracts      3,485,550.47

              Aggregate Excess Spread Amount                                     --
              Total Initial Spread Deposit Repayment                             --
                                                                   ----------------
              Certificate Distributable Amount                                   --
                                                                   ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended June 30, 2004
                     for Distribution Date of July 20, 2004
                                    Class A-2


Original Principal Balance                                                                555,000,000.00



                                                                                                                 PER $1000
                                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                            TOTALS             BALANCE
                                                                                               ------             ---------
              Principal Amount of Notes as of Prior Distribution Date                     555,000,000.00        1000.000000

              Principal Amount of Notes as of Current Distribution Date                   549,778,842.82         990.592510

                                         Pool Factor                                            0.990593

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount              5,221,157.18                                9.407490
              Plus: Prior Principal Carryover                                  0.00                                0.000000
                                                                   ----------------
              Total Principal Distributable Amount                     5,221,157.18                                9.407490

              Principal Distribution Amount                            5,221,157.18                                9.407490
                                                                   ----------------

              Current Principal Carryover                                                           0.00           0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 698,375.00                                1.258333
              Plus: Prior Interest Carryover                                   0.00                                0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        698,375.00                                1.258333

              Interest Distribution Amount                               698,375.00                                1.258333
                                                                   ----------------

              Current Interest Carryover                                                            0.00           0.000000


                                                                                                                 PER $1000
                                                                                                                 AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                        ORIG PRIN BAL
                                                                                                               -------------
              Aggregate Principal Balance                          1,300,432,901.01

              Overcollateralization Amount                            50,154,058.19

              Servicing Fee                                            1,407,057.00                                0.938038

              Spread Account                                          13,004,329.01
              Net Change in Spread Account                              (503,414.44)

              Net Collections                                         61,678,587.36

              Aggregate Principal Balance of Delinquent Contracts      3,485,550.47

              Aggregate Excess Spread Amount                                     --
              Total Initial Spread Deposit Repayment                             --
                                                                   ----------------
              Certificate Distributable Amount                                   --
                                                                   ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended June 30, 2004
                     for Distribution Date of July 20, 2004
                                    Class A-3


Original Principal Balance                                                                200,000,000.00



                                                                                                                 PER $1000
                                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS              BALANCE
                                                                                              ------             ---------
              Principal Amount of Notes as of Prior Distribution Date                     200,000,000.00        1000.000000

              Principal Amount of Notes as of Current Distribution Date                   200,000,000.00        1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                0.000000
              Plus: Prior Principal Carryover                                  0.00                                0.000000
                                                                   ----------------
              Total Principal Distributable Amount                             0.00                                0.000000

              Principal Distribution Amount                                    0.00                                0.000000
                                                                   ----------------

              Current Principal Carryover                                                           0.00           0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 365,000.00                                1.825000
              Plus: Prior Interest Carryover                                   0.00                                0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        365,000.00                                1.825000

              Interest Distribution Amount                               365,000.00                                1.825000
                                                                   ----------------

              Current Interest Carryover                                                            0.00           0.000000


                                                                                                                 PER $1000
                                                                                                                 AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                        ORIG PRIN BAL
                                                                                                               -------------
              Aggregate Principal Balance                          1,300,432,901.01

              Overcollateralization Amount                            50,154,058.19

              Servicing Fee                                            1,407,057.00                                0.938038

              Spread Account                                          13,004,329.01
              Net Change in Spread Account                              (503,414.44)

              Net Collections                                         61,678,587.36

              Aggregate Principal Balance of Delinquent Contracts      3,485,550.47

              Aggregate Excess Spread Amount                                     --
              Total Initial Spread Deposit Repayment                             --
                                                                   ----------------
              Certificate Distributable Amount                                   --
                                                                   ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended June 30, 2004
                     for Distribution Date of July 20, 2004
                                   Class A-4


Original Principal Balance                                                                331,750,000.00



                                                                                                                 PER $1000
                                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                            TOTALS             BALANCE
                                                                                               ------            ---------
              Principal Amount of Notes as of Prior Distribution Date                     331,750,000.00        1000.000000

              Principal Amount of Notes as of Current Distribution Date                   331,750,000.00        1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                0.000000
              Plus: Prior Principal Carryover                                  0.00                                0.000000
                                                                   ----------------
              Total Principal Distributable Amount                             0.00                                0.000000

              Principal Distribution Amount                                    0.00                                0.000000
                                                                   ----------------

              Current Principal Carryover                                                           0.00           0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 776,847.92                                2.341667
              Plus: Prior Interest Carryover                                   0.00                                0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        776,847.92                                2.341667

              Interest Distribution Amount                               776,847.92                                2.341667
                                                                   ----------------

              Current Interest Carryover                                                            0.00           0.000000


                                                                                                                  PER $1000
                                                                                                                  AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                         ORIG PRIN BAL
                                                                                                                -------------
              Aggregate Principal Balance                          1,300,432,901.01

              Overcollateralization Amount                            50,154,058.19

              Servicing Fee                                            1,407,057.00                                0.938038

              Spread Account                                          13,004,329.01
              Net Change in Spread Account                              (503,414.44)

              Net Collections                                         61,678,587.36

              Aggregate Principal Balance of Delinquent Contracts      3,485,550.47

              Aggregate Excess Spread Amount                                     --
              Total Initial Spread Deposit Repayment                             --
                                                                   ----------------
              Certificate Distributable Amount                                   --
                                                                   ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended June 30, 2004
                     for Distribution Date of July 20, 2004
                                    Class B-1



Original Principal Balance                                                                 56,250,000.00



                                                                                                                PER $1000
                                                                                                                ORIG PRIN
AGGREGATE BALANCES:                                                                            TOTALS            BALANCE
                                                                                               ------           ---------
              Principal Amount of Notes as of Prior Distribution Date                      56,250,000.00        1000.000000

              Principal Amount of Notes as of Current Distribution Date                    56,250,000.00        1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                0.000000
              Plus: Prior Principal Carryover                                  0.00                                0.000000
                                                                   ----------------
              Total Principal Distributable Amount                             0.00                                0.000000

              Principal Distribution Amount                                    0.00                                0.000000
                                                                   ----------------

              Current Principal Carryover                                                           0.00           0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 109,687.50                                1.950000
              Plus: Prior Interest Carryover                                   0.00                                0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        109,687.50                                1.950000

              Interest Distribution Amount                               109,687.50                                1.950000
                                                                   ----------------

              Current Interest Carryover                                                            0.00           0.000000


                                                                                                                  PER $1000
                                                                                                                  AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                         ORIG PRIN BAL
                                                                                                                -------------
              Aggregate Principal Balance                          1,300,432,901.01

              Overcollateralization Amount                            50,154,058.19

              Servicing Fee                                            1,407,057.00                                0.938038

              Spread Account                                          13,004,329.01
              Net Change in Spread Account                              (503,414.44)

              Net Collections                                         61,678,587.36

              Aggregate Principal Balance of Delinquent Contracts      3,485,550.47

              Aggregate Excess Spread Amount                                     --
              Total Initial Spread Deposit Repayment                             --
                                                                   ----------------
              Certificate Distributable Amount                                   --
                                                                   ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended June 30, 2004
                     for Distribution Date of July 20, 2004
                                    Class C-1



Original Principal Balance                                                                 63,750,000.00



                                                                                                                PER $1000
                                                                                                                ORIG PRIN
AGGREGATE BALANCES:                                                                            TOTALS            BALANCE
                                                                                               ------           ---------
              Principal Amount of Notes as of Prior Distribution Date                      63,750,000.00        1000.000000

              Principal Amount of Notes as of Current Distribution Date                    63,750,000.00        1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                0.000000
              Plus: Prior Principal Carryover                                  0.00                                0.000000
                                                                   ----------------
              Total Principal Distributable Amount                             0.00                                0.000000

              Principal Distribution Amount                                    0.00                                0.000000
                                                                   ----------------

              Current Principal Carryover                                                           0.00           0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 132,281.25                                2.075000
              Plus: Prior Interest Carryover                                   0.00                                0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        132,281.25                                2.075000

              Interest Distribution Amount                               132,281.25                                2.075000
                                                                   ----------------

              Current Interest Carryover                                                            0.00           0.000000


                                                                                                                  PER $1000
                                                                                                                  AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                         ORIG PRIN BAL
                                                                                                                -------------
              Aggregate Principal Balance                          1,300,432,901.01

              Overcollateralization Amount                            50,154,058.19

              Servicing Fee                                            1,407,057.00                                0.938038

              Spread Account                                          13,004,329.01
              Net Change in Spread Account                              (503,414.44)

              Net Collections                                         61,678,587.36

              Aggregate Principal Balance of Delinquent Contracts      3,485,550.47

              Aggregate Excess Spread Amount                                     --
              Total Initial Spread Deposit Repayment                             --
                                                                   ----------------
              Certificate Distributable Amount                                   --
                                                                   ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                    for Collection Period ended June 30, 2004
                     for Distribution Date of July 20, 2004
                                    Class D-1



Original Principal Balance                                                                 48,750,000.00



                                                                                                                 PER $1000
                                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                            TOTALS             BALANCE
                                                                                               ------            ---------
              Principal Amount of Notes as of Prior Distribution Date                      48,750,000.00        1000.000000

              Principal Amount of Notes as of Current Distribution Date                    48,750,000.00        1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                0.000000
              Plus: Prior Principal Carryover                                  0.00                                0.000000
                                                                   ----------------
              Total Principal Distributable Amount                             0.00                                0.000000

              Principal Distribution Amount                                    0.00                                0.000000
                                                                   ----------------

              Current Principal Carryover                                                           0.00           0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 128,781.25                                2.641667
              Plus: Prior Interest Carryover                                   0.00                                0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        128,781.25                                2.641667

              Interest Distribution Amount                               128,781.25                                2.641667
                                                                   ----------------

              Current Interest Carryover                                                            0.00           0.000000


                                                                                                                  PER $1000
                                                                                                                  AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                         ORIG PRIN BAL
                                                                                                                -------------
              Aggregate Principal Balance                          1,300,432,901.01

              Overcollateralization Amount                            50,154,058.19

              Servicing Fee                                            1,407,057.00                                0.938038

              Spread Account                                          13,004,329.01
              Net Change in Spread Account                              (503,414.44)

              Net Collections                                         61,678,587.36

              Aggregate Principal Balance of Delinquent Contracts      3,485,550.47

              Aggregate Excess Spread Amount                                     --
              Total Initial Spread Deposit Repayment                             --
                                                                   ----------------
              Certificate Distributable Amount                                   --
                                                                   ================